UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2023

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission File Number)	(IRS Employer
Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Arcimoto, Inc. with the Securities and Exchange Commission on June 12, 2023 (the “Original 8-K”). This Form 8-K/A is being filed to correct typographical errors in Item 1.01 of the Original 8-K and in Exhibit 5.1 thereto, each of which reflected the incorrect aggregate size of the Offering (as defined below) pursuant to the Purchase Agreements (as defined below). No other changes have been made to the Original 8-K or the exhibits thereto.

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Promissory Note

On June 11, 2023, Arcimoto, Inc., an Oregon corporation (the “Company”), amended and restated the promissory note dated May 26, 2023 by and between the Company and Joshua S. Scherer, a member of the Company’s board of directors. The amended and restated promissory note (the “Amended and Restated Note”) provides that if the Amended and Restated Note becomes due because the Company raises third-party capital in an amount equal to or in excess of $500,000, the principal amount shall be paid 50% in cash and 50% in the Company’s common stock based on the closing stock price on the maturity date.

The Amended and Restated Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Amended and Restated Note is qualified in its entirety by reference to such exhibit.

Registered Direct Offering and Concurrent Private Placement

On June 12, 2023, the Company entered into securities purchase agreements (the “Purchase Agreements”) with certain investors (collectively, the “Purchasers”). The Purchase Agreements provide for the sale and issuance by the Company of an aggregate of 1,470,589 shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), in a registered direct offering and warrants (the “Warrants” and, together with the Shares, the “Securities”) to purchase up to 2,941,178 shares of Common Stock in a concurrent private placement (the transactions contemplated by the Purchase Agreements are referred to herein as the “Offering”). The offering price per Share and associated Warrant is $1.70.

Each Warrant has an exercise price of $1.75 per share, will be exercisable six months after issuance subject to certain ownership limitations and will expire on the fifth anniversary of the date on which the Warrants become exercisable.

The offering is expected to result in gross proceeds to the Company of approximately $2.5 million. The net proceeds to the Company from the Offering are expected to be approximately $2.3 million, after deducting placement agent fees and expenses and estimated offering expenses payable by the Company. The Company intends to use $250,000 of the net proceeds from the offering to repay the Amended and Restated Note, and the remainder of the proceeds for working capital and general corporate purposes. The Amended and Restated Note matures in connection with the Offering, as described above, and will be paid in full, with the remaining principal balance and interest to be settled by the issuance of 181,564 shares of Common Stock.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

Dawson James Securities, Inc. (the “Placement Agent”) acted as placement agent in connection with the offering. The Company will pay the Placement Agent a cash fee equal to 5.0% of the aggregate purchase price paid by any and all Purchasers in connection with the sale of the Securities, and warrants to purchase a number of shares of Common Stock equal to 5% of the Shares (the “Placement Agent Warrants”). The Placement Agent Warrants have a five-year term, and are exercisable beginning six months after the closing of the Offering at a price of $1.87 per share. Additionally, a cash fee equal to 5.0% is payable to the Placement Agent within 48 hours of the receipt by the Company of any proceeds from the exercise of the Warrants.

Pursuant to the Purchase Agreements, the Company has agreed that, subject to certain exceptions, it will not conduct any issuances of Common Stock or common stock equivalents for a period of ninety (90) days following the closing of the offering.

The offering of the Shares is being made pursuant to a registration statement on Form S-3 (File No. 333-261955), which was filed by the Company with the Securities and Exchange Commission on December 30, 2021, and declared effective on January 13, 2022, as supplemented by a prospectus supplement dated June 12, 2023.

The private placement of the warrants was made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and has not been registered under the Securities Act, or applicable state securities laws. Accordingly, the securities issued in the concurrent private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The form of Purchase Agreement, form of Warrant and form of Placement Agent Warrant, are filed as Exhibits 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the Purchase Agreements, Warrants, and Placement Agent Warrants are qualified in their entirety by reference to such exhibits.

Item 8.01. Other Events.

The Company issued a press release announcing the pricing of the offering on June 12, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Warrant
4.2*	Form of Placement Agent Warrant
5.1	Opinion of Nelson Mullins Riley & Scarborough LLP
10.1*	Amended and Restated Promissory Note
10.2*+	Form of Securities Purchase Agreement
23.1	Consent of Nelson Mullins Riley & Scarborough LLP (contained in Exhibit 5.1)
99.1*	Press Release, dated June 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.
+	Pursuant to Item 601(a)(5) of Regulation S-K, schedules have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: June 13, 2023	By:	/s/ Christopher W. Dawson
Christopher W. Dawson
Chief Executive Officer

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